Exhibit 10.12

AMENDMENT TO
CAMPING WORLD HOLDINGS, INC.
2016 INCENTIVE AWARD PLAN

THIS AMENDMENT TO CAMPING WORLD HOLDINGS, INC. 2016 INCENTIVE AWARD PLAN, AS AMENDED AND RESTATED EFFECTIVE MAY 15, 2025 (this “Amendment”) is made and adopted by the Board of Directors (the “Board”) of Camping World Holdings, Inc., a Delaware corporation (the “Company”), as of December 2, 2025 (the “Effective Date”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains the Camping World Holdings, Inc. 2016 Incentive Award Plan (as amended and restated effective May 15, 2025, the “Plan”);

WHEREAS, pursuant to Section 13.1 of the Plan, the Plan may be amended or otherwise modified from time to time by the Board; and

WHEREAS, the Board desires to amend the Plan as set forth herein.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as set forth herein, effective as of the Effective Date.

AMENDMENT

1.	Section 4.6(b) of the Plan is hereby amended and restated in its entirety as follows:

“(b)Director Limit. Notwithstanding any provision to the contrary in the Plan or in the Non-Employee Director Equity Compensation Policy, the sum of the grant date fair value of equity-based Awards and the amount of any cash-based Awards granted to a Non-Employee Director during any calendar year shall not exceed $500,000, increased to $1,000,000 for a Non-Employee Director serving as Non-Executive Chairman of the Board at any time during any calendar year (together, the “Director Limit”).”

2.	This Amendment shall be and is hereby incorporated in and forms a part of the Plan.
3.	Except as expressly provided herein, all terms and provisions of the Plan shall remain in full force and effect.

[Signature Page Follows]

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of Camping World Holdings, Inc. on December 2, 2025.

Executed on this 15 day of December 2025.

/s/ Lindsey J. Christen
Name: Lindsey J. Christen
Title: Chief Administrative and Legal Officer and Secretary